DELAWARE GROUP® INCOME FUNDS
Delaware Extended Duration Bond Fund

Supplement to the Statement of Additional Information dated November 28, 2017

DELAWARE GROUP ADVISER FUNDS
Delaware Diversified Income Fund
Delaware US Growth Fund

DELAWARE POOLED® TRUST
Delaware REIT Fund

Supplement to the Statements of Additional Information dated February 28, 2018

DELAWARE GROUP EQUITY FUNDS II
Delaware Value® Fund

DELAWARE GROUP EQUITY FUNDS V
Delaware Small Cap Core Fund
Delaware Small Cap Value Fund

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
Delaware Emerging Markets Fund
Delaware International Small Cap Fund
Delaware International Value Equity Fund

Supplement to the Statements of Additional Information dated March 29, 2018

DELAWARE GROUP® LIMITED-TERM GOVERNMENT FUNDS
Delaware Limited-Term Diversified Income Fund

Supplement to the Statement of Additional Information dated April 30, 2018

(each, a "Fund" and collectively, the "Funds")

Effective the date of this supplement, the paragraphs discussing Class R6 shares in the section of the Funds' Statements of Additional Information entitled "Purchasing Shares – Comparison of Share Classes" are replaced with the following:

Class R6 shares have no upfront sales charge, are not subject to a CDSC, and do not assess a 12b-1 fee. Class R6 shares do not pay any service fees, sub-accounting fees, and/or subtransfer agency fees to any unaffiliated brokers, dealers, or other financial intermediaries. Class R6 shares may be purchased by certain eligible investors. See "Investing in the Fund – Choosing a share Class – Class R6" in the Prospectus for information about Class R6 share purchase eligibility.

Dividends, if any, paid on the Retail Classes, Class R6 shares, and Institutional Class shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of Rule 12b-1 Plan expenses relating to the Retail Classes will be borne exclusively by such shares. See "Determining Offering Price and Net Asset Value" for more information.

Please keep this Supplement for future reference.

This Supplement is dated July 27, 2018.